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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into TeamStaff, Inc.'s previously filed Registration Statements on Form S-3 File No. 33-85526, 33-70928, 33-91700, and 33-09313.

                                                ARTHUR ANDERSEN LLP

Roseland, New Jersey
January 11, 2000


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